UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 31, 2007

The St. Joe Company
(Exact Name of Registrant as Specified in Its Charter)

Florida	1-10466	59-0432511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Riverside Avenue, Suite 500 Jacksonville, FL	32202
(Address of Principal Executive Offices)	(Zip Code)

(904) 301-4200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Furnished herewith as Exhibit 99.1 are tables and financial statements containing certain information regarding the results of operations and financial condition of The St. Joe Company for the three and six months ended June 30, 2007.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1   Information tables and financial statements for the three and six months ended June 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

Dated: July 31, 2007	By:	/s/ William S. McCalmont
William S. McCalmont
Chief Financial Officer